                                                              EXHIBIT 1.A.(8)(i)


                 ADDENDUM NO. 2 TO FUND PARTICIPATION AGREEMENT

                                      AMONG

                   NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST,
                            ADVISERS MANAGERS TRUST,
                       NEUBERGER BERMAN MANAGEMENT, INC.,
                      NATIONAL LIFE INSURANCE COMPANY, AND
                     LIFE INSURANCE COMPANY OF THE SOUTHWEST



THIS ADDENDUM NO. 2 to the Participation Agreement dated May 1, 1998 as amended by Addendum to Fund Participation Agreement dated as of May 1, 2000, by and among Neuberger Berman Advisors Management Trust ("Trust"); Advisers Managers Trust ("Managers Trust"); Neuberger Berman Management Inc. ("NBMI"); National Life Insurance Company, a Vermont corporation ("NLIC"); and, by this Addendum #2 Life Insurance Company of the Southwest, a Texas corporation wholly owned by NLIC ("LSW"), IS MADE AND ENTERED INTO THIS ____ DAY OF _______, 2001.


1.   By executing this Addendum No. 2, LSW hereby

          a.   becomes a party to this Fund Participation Agreement

          b.   is included in the definition of "Life Company" along with NLIC

          c. is bound by all of the terms and conditions of the Participation Agreement referenced above.


2. By executing this Addendum No. 2, Appendix B of the Participation Agreement is replaced by the following:


                                   APPENDIX B

          The following Separate Accounts and Associated Contracts of National Life Insurance Company are permitted in accordance with the provisions of this Agreement to invest in Portfolios of the Fund shown in Schedule B:

Contracts Funded by Separate Account               Name of Separate Account                 Selected Portfolios
------------------------------------               ------------------------                 -------------------
VariTrak                                     National Variable Life Insurance Account          AMT Partners
Sentinel Estate Provider                     National Variable Life Insurance Account          AMT Partners
Sentinel Benefit Provider                    National Variable Life Insurance Account          AMT Partners
Sentinel Advantage Variable Annuity          National Variable Annuity Account II              AMT Partners
LSW Advantage                                LSW Variable Life Insurance Account               AMT Partners


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IN WITNESS WHEREOF, each of the parties hereto has caused this Addendum No. 2 to the Fund Participation Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be affixed hereto as of the date specified above.


                                      NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST


                                      by
                                         -------------------------------------
                                         Name:
                                         Title:


                                      ADVISERS MANAGERS TRUST


                                      by
                                         -------------------------------------
                                         Name:
                                         Title:


                                      NEUBERGER BERMAN MANAGEMENT INC.


                                      by
                                         -------------------------------------
                                         Name:
                                         Title:


                                      NATIONAL LIFE INSURANCE COMPANY


                                      by
                                         -------------------------------------
                                         Name:
                                         Title:


                                      LIFE INSURANCE COMPANY OF THE SOUTHWEST
                                      BY:  NATIONAL LIFE INSURANCE COMPANY


                                      by
                                         -------------------------------------


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